EXHIBIT 10.32.2

GOVERNMENT OF THE STATE OF CALIFORNIA

PUBLIC REGISTRY OF PROPERTY AND COMMERCE OF PLAYAS DE ROSARITO

This office hereby certifies that this document has been recorded as follows:

File number: 6033239	Official receipt: 5245
Date of recording: MAY 27, 2013	Date: MAY 22, 2013
Section: CIVIL	Hour: 08:05:08
Analyst: KARLA MARITZA BESNEIRIGOYEN PEREZ	Referral invoice: 586562

PURCHASE SALE AGREEMENT

PUBLIC INSTRUMENT	FIRST ISSUE OF PUBLIC INSTRUMENT 5520 VOLUME 184 DATED MAY 13, 2013, BY NOTARY PUBLIC NUMBER 18 OF THE CITY OF TIJUANA, B.C.
AGREEMENT	PURCHASE AGREEMENT
SELLERS	LOURDES VALDIVIA LOMELI WITH THE CONSENT OF HER SPOUSE MIGUEL ANGEL GARCIA GOMEZ AND ADRIANA VALDIVIA LOMELI
BUYER (S)	N.C.S. AGUA S.A. DE C.V. REPRESENTED IN THIS ACT BY ITS ATTORNEY IN FACT DAVID WARREN SASNETT, ASSISTED IN THIS ACT BY HIS INTERPRETER JORGE ALEJANDRO LEON ORANTES BAENA
Lot FRACTION 33-1 RESULTING FROM THE SUBDIVISION OF PARCEL 33 Z-1 P2/5 EJIDO MAZATLAN
Surface: 120,000.000 square meters
City Code: EM-033-001

NORTHEAST:	184.622 M WITH EXPROPRIATION FROM CFE
4,638 M WITH FRACTION 33-4
154.720 M WITH PARCEL NUMBER 32
351.963 M WITH PARCEL NUMBER 32
SOUTHEAST:	551.276 M WITH FRACTION 33-2
15.240 M WITH FRACTION 33-3
0.1974 M WITH EXPROPRIATION FROM CORETT
SOUTHWEST:	4.750 M. WITH FRACTION 33-3
NORTHWEST:	12.043 WITH FRACTION 33-3
15.015 M WITH FRACTION 33-3
40.274 M WITH FRACTION 33-3
19.781 M WITH FRACTION 33-3
44.835 M WITH EXPROPRIATION FROM CORETT
14.682 M WITH FRACTION 33-4
0.116 M WITH EXPROPRIATION FROM CORETT
16.319 M WITH EXPROPRIATION FROM CORETT
14.781 M WITH FRACTION 33-5
90.193 M WITH EXPROPRIATION FROM CORETT
NO CONSTRUCTIONS INDICATED

OPERATION VALUE	12,000,000.00 DOLLARS

APPRAISAL VALUE	132,673,488.08 PESOS

SPECIAL PROVISIONS	WITH THE APPEARANCE OF ENRIQUE ESQUIVEL HAROS, ERNESTO CRUZ TRONCOSO AND JORGE GONZALEZ HERRERA, PRESIDENT, SECRETARY AND TREASURER OF THE EJIDO COMMISSARY IN OFFICE, RESPECTIVELY, REPRESENTING EJIDO MAZATLAN IN ORDER TO GIVE CONSENT OF THIS PRESENT OPERATION
BACKGROUND	Section: CIVIL
File Number: 6032845
Date: MARCH 12, 2013
Act: FORMALIZATION OF PROBATE PROCEEDINGS

6033239

GOVERNMENT OF THE STATE OF CALIFORNIA

PUBLIC REGISTRY OF PROPERTY AND COMMERCE OF PLAYAS DE ROSARITO

This office hereby certifies that this document has been recorded as follows:

File number: 6033239	Official receipt: 5245
Date of recording: MAY 27, 2013	Date: MAY 22, 2013
Section: CIVIL	Hour: 08:05:08
Analyst: KARLA MARTIZA BESNEIRIGOYEN PEREZ	Referral invoice: 586562

PURCHASE SALE AGREEMENT

THE SUB-RECORDER OF PROPERTY AND COMMERCE

MS. MARIA GUADALUPE MORALES HUERTA

ADVANCED ELECTRONIC SIGNATURE:

Authenticity code: 2105817

To verify this procedure consult http://www.bajacalifornia.gob.mx/rppc

6033239

GOVERNMENT OF THE STATE OF CALIFORNIA

PUBLIC REGISTRY OF PROPERTY AND COMMERCE OF PLAYAS DE ROSARITO

This office hereby certifies that this document has been recorded as follows:

File number: 6033240	Official receipt: 5245
Date of recording: MAY 27, 2013	Date: MAY 22, 2013
Section: CIVIL	Hour: 08:05:08
Analyst: KARLA MARTIZA BESNEIRIGOYEN PEREZ	Referral invoice: 586562

PLACEMENT OF MORTGAGE

PUBLIC INSTRUMENT	FIRST ISSUE OF PUBLIC INSTRUMENT 5520 VOLUME 184 DATED MAY 13, 2013, BY NOTARY PUBLIC NUMBER 18 OF THE CITY OF TIJUANA, B.C.
ACT	PLACING OF MORTGAGE IN FIRST PREFERENCE AND GRADE
CREDITOR	LOURDES VALDIVIA LOMELI, ADRIANA VALDIVIA LOMELI AND EJIDO MAZATLAN OF THE CITY OF PLAYAS DE ROSARITO, B.C.
DEBTOR	N.C.S. AGUA S.A. DE C.V.
AMOUNT	10´050,000.00 DOLLARS
MORTAGE ON	Lot FRACTION 33-1 RESULTING FROM THE SUBDIVISION OF PARCEL 33 Z-1 P2/5 EJIDO MAZATLAN Surface: 120,000.000 square meters
City Code: EM-033-001

NORTHEAST:	184.622 M WITH EXPROPRIATION FROM CFE
4,638 M WITH FRACTION 33-4
154.720 M WITH PARCEL NUMBER 32
351.963 M WITH PARCEL NUMBER 32
SOUTHEAST:	551.276 M WITH FRACTION 33-2
15.240 M WITH FRACTION 33-3
0.1974 M WITH EXPROPRIATION FROM CORETT
SOUTHWEST:	4.750 M. WITH FRACTION 33-3
NORTHWEST:	12.043 WITH FRACTION 33-3
15.015 M WITH FRACTION 33-3
40.274 M WITH FRACTION 33-3
19.781 M WITH FRACTION 33-3
44.835 M WITH EXPROPRIATION FROM CORETT
14.682 M WITH FRACTION 33-4
0.116 M WITH EXPROPRIATION FROM CORETT
16.319 M WITH EXPROPRIATION FROM CORETT
14.781 M WITH FRACTION 33-5
90.193 M WITH EXPROPRIATION FROM CORETT
NO CONSTRUCTION IS INDICATED

SPECIAL PROVISIONS	SAID LIEN IS PLACED IN FAVOR OR LOURDES VALDIVIA LOMELI TO GUARANTEE THE PAYMENT OF AN AMOUNT OF $965,000.00 DOLLATS (NINE HUNDRED SIXTY FIVE THOUSAND UNITED STATES DOLLARS) CURRENCY OF THE UNTED STATES OF AMERICA.
SAID LIEN IS PLACED IN FAVOR OR ADRIANA VALDIVIA LOMELI TO GUARANTEE THE PAYMENT OF AN AMOUNT OF $965,000.00 DOLLATS (NINE HUNDRED SIXTY FIVE THOUSAND UNITED STATES DOLLARS) CURRENCY OF THE UNTED STATES OF AMERICA.
AND IT IS PLACED IN FAVOR OF EJIDO MAZATLAN FROM THE CITY OF PLAYAS DE ROSARITO, B.C.,TO GUARANTEE THE PAYMENT OF AN AMOUNT OF $8,120,000.00 DOLLARS (EIGHT MILLION ONE HUNDRED AND TWENTY THOUSAND U.S. DOLLARS) CURRENCY OF THE UNITED STATES OF AMERICA.
BACKGROUND	Section: CIVIL
File number: 6033239
Date: MAY 27, 2013
Act: PURCHASE AGREEMENT

6033240

GOVERNMENT OF THE STATE OF CALIFORNIA

PUBLIC REGISTRY OF PROPERTY AND COMMERCE OF PLAYAS DE ROSARITO

This office hereby certifies that this document has been recorded as follows:

File number: 6033240	Official receipt: 5245
Date of recording: MAY 27, 2013	Date: MAY 22, 2013
Section: CIVIL	Hour: 08:05:08
Analyst: KARLA MARTIZA BESNEIRIGOYEN PEREZ	Referral invoice: 586562

PLACEMENT OF MORTGAGE

THE SUB-RECORDER OF PROPERTY AND COMMERCE

MS. MARIA GUADALUPE MORALES HUERTA

ADVANCED ELECTRONIC SIGNATURE:

Authenticity code: 2105817

To verify this procedure consult http://www.bajacalifornia.gob.mx/rppc

6033240

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